UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2010

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

                 Indiana                                           1-15983                      38-3354643
(State or other jurisdiction                   (Commission                (IRS Employer

             of incorporation)                                 File No.)              Identification No.)

2135 West Maple Road

Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

On February 2, 2010, ArvinMeritor, Inc. (“ArvinMeritor”) issued a press release and will hold a conference call regarding its financial results for the fiscal quarter ended December 31, 2009. The release is furnished as Exhibit 99a to this Form 8-K. The presentation by ArvinMeritor accompanying the conference call will be posted on the ArvinMeritor website (www.arvinmeritor.com).

The information in Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of certain Officers

On January 28, 2010, the shareowners of ArvinMeritor, Inc., at the 2010 annual meeting of shareowners, approved the adoption by the Board of Directors of the 2010 Long-Term Incentive Plan (“2010 LTIP”). The 2010 LTIP is an incentive plan that is intended to link the compensation of officers and key employees to achievement of performance objectives, and to assist in recruitment, retention and motivation of key employees whose long-term employment is considered essential to the company’s success. The 2010 LTIP provides for grants in the form of stock options, stock appreciation rights, other stock or stock-based awards and cash awards. No more than 1,200,000 shares may be issued under the 2010 LTIP, subject to other limitations on certain types of awards. The 2010 LTIP will be administered by the Compensation and Management Development Committee of the Board of Directors with respect to awards to employees and by the Corporate Governance and Nominating Committee with respect to awards to directors.

For further information on the terms of potential awards and the other provisions of the 2010 LTIP, including the effects of termination of employment and change of control of the company, see the text of the 2010 LTIP, which is filed as an appendix to ArvinMeritor’s definitive proxy statement for the 2010 annual meeting of shareowners and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99a – Press release of ArvinMeritor, Inc., dated February 2, 2010

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ARVINMERITOR, INC.

By /s/ Vernon G. Baker, II

     Vernon G. Baker, II

                                                              Senior Vice President and General Counsel

Date: February 2, 2010

EXHIBIT INDEX

Exhibit No.     Description

99a           Press release of ArvinMeritor, Inc., dated February 2, 2010